UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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☒	Soliciting Material under §240.14a-12

Warner Bros. Discovery, Inc.

(Name of Registrant as Specified In Its Charter)

Paramount Skydance Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Paramount Skydance Corporation

Pursuant to Rule 14a-12 under the

Securities and Exchange Act of 1934, as amended

Subject Company: Warner Bros. Discovery, Inc.

Commission File No.: 001-34177

Date: December 8, 2025

The following is an investor presentation from Paramount Skydance Corporation presented on an analyst and media conference call and webcast by executives from Paramount Skydance Corporation on December 8, 2025.

Paramount’s $30 all-cash offer provides greater value and certainty to WBD shareholders December 8, 2025

Exhibit (a)(5)(B) Paramount’s $30 all-cash offer provides greater value and certainty to WBD shareholders December 8, 2025

Disclaimer This presentation is provided for informational purposes only and for no other purpose. Certain information contained herein has been obtained from published sources prepared by third parties that Paramount Skydance Corporation (“Paramount”) believes to be reliable. Moreover, certain information in this presentation is based on assumptions, estimates and other factors that were available to Paramount at the time this presentation was prepared. Such assumptions, estimates or other factors, whether made by Paramount or third parties, may prove to be, or become, incorrect, thus rendering the information in this presentation inaccurate, incomplete or incorrect. Paramount has not made any independent review of information based on public statistics or information from third parties regarding the market information that has been provided by such third parties. Paramount has no obligation to update such information, including in the event that such information becomes inaccurate. Paramount may own or have rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Paramount, or an endorsement or sponsorship by or of Paramount. Solely for convenience, the trademarks, services marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, © or ® symbols, but such references are not intended to indicate, in any way, that Paramount will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor, to these trademarks, service marks, trade names and copyrights. Cautionary Note Regarding Forward-Looking Statements This presentation contains both historical and forward-looking statements, including statements related to Paramount’s future financial results and performance, potential achievements, anticipated reporting segments and industry changes and developments. All statements that are not statements of historical fact are, or may be deemed to be, “forward-looking statements”. Similarly, statements that describe Paramount’s objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect Paramount’s current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause Paramount’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: the outcome of the tender offer by the Company and Prince Sub Inc. (the “Tender Offer”) to purchase for cash all of the outstanding Series A common stock of Warner Bros. Discovery, Inc. (“Warner Bros. Discovery”) or any discussions between Paramount and Warner Bros. Discovery with respect to a possible transaction (including, without limitation, by means of the Tender Offer, the “Potential Transaction”), including the possibility that the Tender Offer will not be successful, that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, the conditions to the completion of the Potential Transaction or the previously announced transaction between Warner Bros. and Netflix Inc. (“Netflix”) pursuant to the Agreement and Plan of Merger, dated December 4, 2025, among Netflix, Nightingale Sub, Inc., Warner Bros. and New Topco 25, Inc. (the “Proposed Netflix Transaction”), including the receipt of any required stockholder and regulatory approvals for either transaction, the proposed financing for the Potential Transaction, the indebtedness Paramount expects to incur in connection with the Potential Transaction and the total indebtedness of the combined companies, the possibility that Paramount may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate the operations of Warner Bros. Discovery with those of Paramount, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Potential Transaction; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries, including cost increases; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to make investments in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and content; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally, including tariffs and other changes in trade policies; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; the risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance Media, LLC successfully and to achieve anticipated synergies; volatility in the prices of Paramount’s Class B Common Stock; potential conflicts of interest arising from Paramount’s ownership structure with a controlling stockholder; and other factors described in Paramount’s news releases and filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Paramount’s most recent Annual Report on Form 10-K and Paramount’s reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that Paramount does not currently view as material or that are not necessarily known. The forward-looking statements included in this presentation are made only as of the date of this report, and Paramount does not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. 2

Disclaimer (cont’d) Additional Information This presentation does not constitute an offer to buy or a solicitation of an offer to sell securities. This communication relates to a proposal that Paramount has made for an acquisition of Warner Bros. Discovery and the Tender Offer that Paramount, through Prince Sub Inc., its wholly owned subsidiary, has made to Warner Bros. Discovery stockholders. The Tender Offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to purchase, the letter of transmittal and other related offer documents), filed with the SEC on December 8, 2025. These materials, as may be amended from time to time, contain important information, including the terms and conditions of the offer. Subject to future developments, Paramount (and, if a negotiated transaction is agreed, Warner Bros. Discovery) may file additional documents with the SEC. This communication is not a substitute for any proxy statement, tender offer statement, or other document Paramount and/or Warner Bros. Discovery may file with the SEC in connection with the proposed transaction. Investors and security holders of Warner Bros. Discovery are urged to read the tender offer statement(s) (including the offer to purchase, the letter of transmittal and other related offer documents), and any other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Warner Bros. Discovery. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Paramount through the website maintained by the SEC at http://www.sec.gov. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Paramount and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies against the Proposed Netflix Transaction. You can find information about Paramount’s executive officers and directors in Paramount’s Current Reports on Form 8-K filed with the SEC on August 7, 2025, and September 16, 2025, and Paramount’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2025. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at http://www.sec.gov. 3

Paramount’s proposal is superior to Netflix’s and warrants the attention of WBD’s shareholders & board Paramount’s proposal to WBD shareholders is superior to Netflix’s. WBD’s rejection of Paramount’s proposal is not in the best interest of shareholders. • Paramount’s proposal provides greater value and certainty to WBD shareholders than Netflix’s 1 − Paramount proposal: $30.00 per share, 100% in cash; +$6.75 per share or approximately $18 billion greater cash consideration − Netflix proposal: $23.25 per share in cash, $4.50 in Netflix stock (subject to change based on price movement outside of collar), and stock with uncertain value in WBD’s Global Networks business 2 − Paramount’s proposal provides a clear and fast path to regulatory approval, while Netflix’s proposal is likely to face a significantly longer period of regulatory scrutiny and may never close • Paramount’s latest proposal, which addressed all feedback from WBD’s management and advisors on Paramount’s prior proposal, received no response from WBD 3 − Paramount’s proposal of $30 per share is backstopped by fully committed equity financing from the Ellison Family Trust and RedBird Capital Partners and debt financing from Bank of America, Citi, and Apollo − Paramount’s proposal submitted on Dec. 4 addressed all feedback from WBD’s management and advisors on Paramount’s prior proposal, yet did not receive a response; Netflix deal was announced the following morning WBD shareholders deserve to be presented with Paramount’s proposal. WBD’s insufficient review of Paramount’s proposal is detrimental to shareholders, presenting them with a less valuable, less certain proposal from Netflix. Source: Netflix / Warner Bros. Discovery, Inc. Merger Announcement Presentation. 4

Paramount's proposal is superior to Netflix's proposal across all aspects

Paramount's Proposal Provides WBD Shareholders with More Value and More Certainty

Key Consideration		Paramount		Netflix
Scope	✓	100% of Warner Bros. Discovery	✗	Only Streaming & Studios Business (Excludes Global Networks Business)
Cash Consideration	✓	$30.00 per share (+$6.75 per share / +$18bn incremental / +29% more value)	✗	$23.25 per share
Total Consideration	✓	$30.00 per share (+$2.25 per share / +8% more value)	✗	$27.75 per share (includes $4.50 per share in Netflix Stock)
Total Offer Value	✓	$30.00 per share (+$1.25 per share / +4% more value)	✗	~$28.75 per share (includes ~$1.00 per share in Global Networks Stock)
Value Certainty	✓	All cash proposal for entire company provides clear value certainty	✗	Less certainty of value given significant uncertainty of Linear Networks 'stub' equity value, leaving shareholders exposed to a highly-levered and structurally declining asset
Closing Certainty	✓	Paramount has a clear path to regulatory approval and it provides for superior closing certainty and protections for WBD's shareholders	✗	Much more challenging approvals and later "Outside Date" underscores proposal's regulatory uncertainty
Timing	✓	Paramount's proposal expects to receive regulatory approvals (likely within 12 months)	✗	Netflix proposal is likely to face a significantly longer regulatory approval process (or be blocked entirely), delaying value realization
Regulatory Commitment	✓	Committed to exhaustive regulatory efforts, up to a material adverse effect on the entire Combined Company, with regulatory process started in multiple regions	✗	Netflix agreed to more limited regulatory efforts, with no obligations to do anything to its existing business

Total consideration and value of NFLX stock component of consideration are subject to change.

Should less debt than expected be placed on Global Networks, NFLX's $27.75 will be reduced on a dollar-for-dollar basis.

Should NFLX stock trade below the collar range, WBD shareholders may receive less value than $4.50 per share. As of Dec. 5th, NFLX stock was only trading ~2% above the low-end of the agreed collar range, following a ~3% drop the day of announcement and ~20% drop since NFLX Q3 earnings and initial rumors of WBD pursuit

Paramount
A SKYDANCE CORPORATION

Source: Netflix / Warner Bros. Discovery, Inc. Merger Announcement Presentation.

5

Paramount's proposal delivers more value to WBD shareholders than Netflix's proposal

Paramount's proposal delivers more value to WBD shareholders than Netflix's proposal, assuming WBD's Global Networks ("GN") trades at 4.5x EV / NTM EBITDA, in-line with Wall Street consensus

Package Value to WBD Shareholders



Total
$28.75
GN Stock[1]
$1.00
NFLX Stock
$4.50
Cash
$23.25
$30.00
$30.00

		NETFLIX	Paramount
Key Assumptions	NFLX Stock	Continues to trade within collar ($97.91 - $119.67) *Value of NFLX stock subject to change – as of Dec. 5th, NFLX stock was only trading ~2% above the low-end of the agreed collar range, following a ~3% drop the day of announcement and ~20% drop since NFLX Q3 earnings and initial rumors of WBD pursuit*	N/A
	GN Multiple	4.5x EV / NTM EBITDA (Wall Street Research Global Networks SOTP Median)	N/A

Source: Netflix / Warner Bros. Discovery, Inc. Merger Announcement Presentation, FactSet.

1. *Global Networks value based on Factset Consensus NTM 9/30/2026E EBITDA (based on 25% of 2026E and 75% of 2027E EBITDA), assuming a 50% allocation of corporate costs and intercompany eliminations, with estimated ~$15bn in net debt.*

6

Wall Street views of Global Networks and direct comparables highlight risk and uncertainty associated with Global Networks stock

Wall Street is valuing WBD's Global Networks at 4.5x and Versant, a direct comp to Global Networks, at 4-5x EBITDA. This range implies limited equity value for Global Networks at expected leverage of >3.5x Net Debt / EBITDA

Illustrative Comparable Companies Capitalization


TEV / NTM EBITDA
4.5x
Net Debt / NTM EBITDA[1]
1.3x
Equity Value / NTM EBITDA
3.3x
VERSANT
TEV / NTM EBITDA
4.5x
Net Debt / NTM EBITDA[2]
3.9x
Equity Value / NTM EBITDA
0.6x
Results in only $1.00 / share of value
WARNER BROS. DISCOVERY
Global Networks

Source: Netflix / Warner Bros. Discovery, Inc. Merger Announcement Presentation, Versant Investor Day Presentation, FactSet.

1. Target Net Leverage per Versant Investor Day Presentation.
2. Global Networks Net Debt / NTM EBITDA based on Factset Consensus NTM 9/30/2026E EBITDA (based on 25% of 2026E and 75% of 2027E EBITDA), assuming a 50% allocation of corporate costs and intercompany eliminations, with estimated ~$15bn in net debt.

7

Paramount's proposal delivers more value to WBD shareholders with its timeline and certainty to close

Conservatively assuming an incremental 6 months to close for Netflix, Paramount delivers $2.50+ incremental value per share on a net present value basis. This assumes Netflix's transaction closes – <u>there is a material risk that this does not happen.</u>

Package Value to WBD Shareholders

Undiscounted Package Value



$30.00
$28.75
See Page 6
Paramount
NETFLIX

<u>$2.50+ incremental value</u> delivered, before factoring Netflix Proposal risks of (i) not closing and (ii) non-cash components

Netflix Proposal Present Value – Additional 6 Months to Close



$27.50
NETFLIX

Variables Not Factored

- ***<u>Probability of Closing:</u>*** *Value gap widens when factoring in probability of closing, given elevated risk for Netflix*
- ***<u>Non-Cash Components:</u>*** *Uncertainty of Netflix stock price and Global Networks trading value*

Key Assumptions

<u>Netflix Package Value</u>

- See Page 6
- NFLX Stock: Continues to trade within collar ($97.91 - $119.67)
- Global Networks[1]: 4.5x EV / NTM EBITDA (Wall Street Research Global Networks SOTP Median)

- **Illustrative 10% Discount Rate for Cash and NFLX stock components of NFLX offer**

Source: Netflix / Warner Bros. Discovery, Inc. Merger Announcement Presentation, FactSet.

1. Global Networks value based on Factset Consensus NTM 9/30/2026E EBITDA (based on 25% of 2026E and 75% of 2027E EBITDA), assuming a 50% allocation of corporate costs and intercompany eliminations, with estimated ~$15bn in net debt.

8

Paramount's proposal provides more regulatory and closing certainty than Netflix's

Paramount is confident in a quick path to regulatory approvals and closing of a transaction with WBD. Netflix's transaction has material risk of not closing.

	Paramount	Netflix
Competition	✓ Pro competition	✗ Ends 'streaming wars', threatening higher prices for viewers, fewer jobs for creators and talent, and the end of theatrical release
Streaming Market	✓ Creates formidable competitor to the dominant streaming leader Netflix	✗ Solidifies Netflix's dominant position in streaming
Consumer Favorability	✓ Maintains competitive pricing and content choices	✗ Single dominant platform leading to higher prices for consumers
Theatrical Impacts	✓ Committed to 30+ theatrical releases and healthy traditional windows	✗ Uncertainty on theatrical releases and windows
Big Tech Scrutiny	✓ Does not face heightened scrutiny	✗ Big Tech player faces bipartisan political opposition
Time to Close	✓ Expected approvals within 12 Months	✗ Expected to face extensive, global regulatory opposition; may take up to 2+ years or be blocked outright

Stakeholder Concerns

*"If Netflix acquires Warner Bros., the **streaming wars are effectively over**. Netflix would become the undisputed global powerhouse of Hollywood beyond even its currently lofty position"* **- Bank of America**

*"**Netflix would be a disaster** … Sarandos has gone on record saying theatrical films are dead … I think that's fundamentally rotten at the core."* **- Director James Cameron**

*"The world's largest streaming company swallowing one of its biggest competitors is what antitrust laws were designed to prevent…**This merger must be blocked**"* **- Writers Guild of America**

*"Increasing Netflix's dominance this way would mean the **end of the Golden Age of streaming** for content creators and consumers…[this deal] should **send alarm to antitrust enforcers around the world**"* **- Senator Mike Lee (R)**

*"**This deal is a nightmare**. It would mean **more price hikes**, ads, & cookie cutter content, **less creative control** for artists, and **lower pay** for workers."* ***- Congresswoman Pramila Jayapal (D)***

Paramount

Source: Wall Street Research, Press Releases.

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WBD never responded to a superior and timely revised offer from Paramount that addressed all feedback

Paramount's revised offer on December 4th addressed all feedback from WBD's advisors on its offer submitted December 1st

WBD Feedback on Paramount's 12/1 Offer	Paramount's Revised Offer (12/4)
Increase Offer Value	✓ Paramount increased its all-cash offer value by +13% to $30.00
Streamline Financing Structure to Increase Certainty	✓ The Ellison Family & RedBird reaffirmed their commitment to backstop 100% of the required equity ✓ The Ellison Family Trust contains $250bn+ of Oracle stock, more than 6x the amount of required funding for Paramount's offer
Provide Increased Regulatory Certainty	✓ The equity is fully backstopped by the Ellison family and RedBird capital ✓ Accordingly, the only regulatory condition that needs to be satisfied is antitrust, which we're confident we can get through
Provide WBD increased flexibility between signing and closing	✓ Paramount agreed to give WBD independence in managing its outstanding bridge loan (while allowing Paramount to refinance any new debt at par) ✓ Based on vague feedback from WBD, Paramount committed to providing WBD flexibility with respect to all interim covenants

Paramount did not receive a response to its improved and superior offer

Paramount

10

Key questions WBD shareholders should be asking Did WBD thoroughly review PSKY’s fully backstopped, $30 per share, all-cash offer given the lack of 1 outreach? If so, why did WBD agree to Netflix’s proposal with lower economic value and less certainty? 2 What value is WBD attributing to the remaining Global Networks equity that shareholders would 3 receive? What supports the view that Netflix can clear regulatory hurdles in a reasonable time frame, or at 4 all? Given DOJ skepticism and bipartisan antitrust concerns, is this realistic? Was the sale process fair and robust? Did it serve shareholders’ best interests? 5 What We Are Asking WBD Shareholders To Do Tender Your Shares in PSKY’s Tender Offer 11 11

12

Overview of Paramount Proposal

Overview of Paramount’s proposal Paramount is offering WBD shareholders $30.00 per share in cash, with all-cash funding fully backstopped by the Ellison Family Trust and RedBird Capital Partners • $30.00 per share of Warner Bros. Discovery, Inc. (“WBD”) Series A common stock • Total equity value of $77.9 billion Valuation • Enterprise value of $108.4 billion (including the assumption of net debt and noncontrolling interest) • 100% of the assets owned by WBD Scope • Including both Streaming & Studios and Linear Networks businesses • 100% cash Consideration • $40.7 billion of new cash funding − 100% backstopped by the Ellison Family Trust, supported by $250bn+ of Oracle stock, in addition to billions of dollars of other assets, and RedBird Capital Partners Sources of • $54.0 billion bridge loan Capital − Fully committed bridge loan facility from Bank of America, Citi, and Apollo, with use of proceeds including refinancing WBD’s existing bridge loan • Anticipate offering existing PSKY shareholders the opportunity to invest alongside new capital 14

Strategic rationale & financial highlights Through a combination with WBD, Paramount would create a competitor to hyper-scaled streamers with a robust content engine and strengthened financial profile positioned well to create shareholder value Create a scaled, global streaming service to compete with Netflix, Amazon, and Disney Release 30+ theatrical projects annually with traditional windows across two storied studios Combined linear networks portfolio will more effectively face industry headwinds Provide consumers stronger bundled offering across TV, Film, News and Sports 1 Realize over $6 billion in run-rate combination efficiencies by 2029 Manage balance sheet to regain and then maintain investment grade credit metrics 15 1. Assumes 12/31/2026 transaction close

Scaled DTC platform offering global reach and strong path to profitability A scaled DTC offering that benefits customers with a premier content offering and improved on-platform experience Streaming Highlights Strategic Opportunities Global Streaming Footprint Leading Original Content Increase global platform scale Select Hit Presence in 100+ DTC Series Countries & Grow and strengthen streaming Premium Territories content offering across film, TV, Content Labels sports, and news Path to Profitability Marquee Live Sports Offering Improve consumer experience through tech investment 20%+ medium-term adj. EBITDA margins while growing overall investment Greater platform efficiency with increased scale 16 Source: Company filings.

Premier content engine across studios Two premier Hollywood studios with commitment to maintaining robust theatrical output Studio Highlights Strategic Opportunities Diversified Studios Home of Storied, Franchise IP Continued expansion of film slate $1bn+ Film Franchises TV Series Growth in TV slate with distribution optimized across owned services Kids and licensing rd Leading 3 Party Content Producer Unique Interactive Capabilities Cross-platform population of key Warner Bros. Skydance franchises Games Games Combine game development and licensing strengths to expand franchise reach 17 Source: Company filings.

The combined linear businesses offer robust profitability to reinvest in growth

Diverse TV / Networks portfolio, anchored by marquee sports rights and CBS, driving significant profitability

Linear Highlights

Global Reach

Premier Value of CBS
#1 Broadcast Network 17 Years in a Row

WBD Global Networks Footprint Spanning 200 Countries & Territories

Broad Combined Portfolio of International Broadcast / Cable Nets

International Linear Networks

Attractive Sports Portfolio

Diverse Programming/Audience Mix



Sports
General Ent.
Kids / Family
Other
Film
Educat. / Nature
Lifestyle
News

Robust Profit Generation



2024A Segment Earnings
$4.3bn
$8.1bn
TV Media (Adj. OIBDA)
Global Linear Networks (Adj. EBITDA)

Strategic Opportunities

Diversified linear portfolio anchored by CBS

Optimize for long-term value and enable reinvestment in growth businesses

Efficiencies across sports and news organizations

Source: Company filings.

18

THANK YOU

Cautionary Note Regarding Forward-Looking Statements

This communication contains both historical and forward-looking statements, including statements related to Paramount’s future financial results and performance, potential achievements, anticipated reporting segments and industry changes and developments. All statements that are not statements of historical fact are, or may be deemed to be, “forward-looking statements”. Similarly, statements that describe Paramount’s objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect Paramount’s current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause Paramount’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: the outcome of the tender offer by Paramount and Prince Sub Inc. (the “Tender Offer”) to purchase for cash all of the outstanding Series A common stock of WBD or any discussions between Paramount and WBD with respect to a possible transaction (including, without limitation, by means of the Tender Offer, the “Potential Transaction”), including the possibility that the Tender Offer will not be successful, that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, the conditions to the completion of the Potential Transaction or the previously announced transaction between Warner Bros. and Netflix Inc. (“Netflix”) pursuant to the Agreement and Plan of Merger, dated December 4, 2025, among Netflix, Nightingale Sub, Inc., Warner Bros. and New Topco 25, Inc. (the “Proposed Netflix Transaction”), including the receipt of any required stockholder and regulatory approvals for either transaction, the proposed financing for the Potential Transaction, the indebtedness Paramount expects to incur in connection with the Potential Transaction and the total indebtedness of the combined companies, the possibility that Paramount may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate the operations of WBD with those of Paramount, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Potential Transaction; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries, including cost increases; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to make investments in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and content; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally, including tariffs and other changes in trade policies; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; the risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance Media, LLC successfully and to achieve anticipated synergies; volatility in the prices of Paramount’s Class B Common Stock; potential conflicts of interest arising from Paramount’s ownership structure with a controlling stockholder; and other factors described in Paramount’s news releases and filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Paramount’s most recent Annual Report on Form 10-K and Paramount’s reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that Paramount does not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this report, and Paramount does not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

Additional Information

This communication does not constitute an offer to buy or a solicitation of an offer to sell securities. This communication relates to a proposal that Paramount has made for an acquisition of WBD and the Tender Offer that Paramount, through Prince Sub Inc., its wholly owned subsidiary, has made to WBD stockholders. The Tender Offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to purchase, the letter of transmittal and other related offer documents), filed with the SEC on December 8, 2025. These materials, as may be amended from time to time, contain important information, including the terms and conditions of the offer. Subject to future developments, Paramount (and, if a negotiated transaction is agreed, WBD) may file additional documents with the SEC. This communication is not a substitute for any proxy statement, tender offer statement, or other document Paramount and/or WBD may file with the SEC in connection with the proposed transaction.

Investors and security holders of WBD are urged to read the tender offer statement(s) (including the offer to purchase, the letter of transmittal and other related offer documents), and any other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of WBD. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Paramount through the website maintained by the SEC at http://www.sec.gov.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Paramount and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies against the Proposed Netflix Transaction. You can find information about Paramount’s executive officers and directors in Paramount’s Current Reports on Form 8-K filed with the SEC on August 7, 2025, and September 16, 2025, and Paramount’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2025. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at http://www.sec.gov.